Exhibit 99.9 Schedule 1

Data Compare Summary
PRP 2023-NQM1_V2
Run Date - 1/13/2023 15:00:00 PM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	19	106	17.92%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	16	106	15.09%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	4	19	21.05%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	0	19	0.00%
# of Units	2	97	2.06%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 5 variances.
Contract Sales Price	2	85	2.35%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	37	104	35.58%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	10	18	55.56%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	7	76	9.21%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	101	0.00%
First Payment Date	17	100	17.00%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	0	104	0.00%
Note Date	24	95	25.26%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	2	106	1.89%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	5	107	4.67%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Loan Program	9	55	16.36%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified programs from the Loan approval.
Original LTV	0	104	0.00%
Original P&I	12	106	11.32%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	7	85	8.24%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	1	105	0.95%
Refi Purpose	3	24	12.50%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Street	10	108	9.26%	All variances were spelling differences in the tape vs on the note.
City	1	108	0.93%	All variances were spelling differences in the tape vs on the note.
State	0	108	0.00%
Zip	0	108	0.00%	All variances were spelling differences in the tape vs on the note.

Total